RISE INTERSECTS HIGH GRADE GOLD ON BRUNSWICK #1 VEIN

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Three parallel veins intersected on Brunswick #1 Vein below the B1600 Level

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B1 Center Vein assayed 63 gpt gold over 2.7 m (1.4 m est. true width)

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B1 Vein Set, including Center Vein, assayed 12.2 gpt gold over 14.9 m (7.8 m est. true width)

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New exploration target on Brunswick #1 Vein -  323 m along strike x 450 m down-dip

January 3, 2018 – Vancouver, British Columbia – Rise Gold Corp. (CSE: RISE, OTC: RYES) (“Rise” or the “Company”) is pleased to announce the assay results from drill hole B-17-01, the first drill hole of the exploration drilling program at the Idaho-Maryland (“I-M”) Gold Project located in Nevada County, California.

Diamond drill hole B-17-01 (“the Drillhole”) was completed in November 2017. The Drillhole had a total length of 1419 m (4654 ft) and reached a depth of ~1157 m (3794 ft) below surface. The starting azimuth of the Drillhole was 310 degrees and the ending azimuth was 278 degrees with an average inclination of ~55 degrees.

An intercept of 62.7 gpt gold over 2.7 m was intersected in the Center Vein of the Brunswick #1 Vein Set, approximately 50 m below the B1600 level at a depth of ~540 m below surface. The true width of the intercept is estimated at 1.4 m. The substantial gold values assayed in the Drillhole are surprising given the limited focus on the Brunswick #1 Vein documented in historic records. The Drillhole intersected three sub-parallel veins at the Brunswick #1 Vein. The B1 Vein Set, including the Center Vein and two sections of internal waste, averaged 12.2 gpt gold over 14.9 m with an estimated true width of 7.8 m.

Assay data from the Drillhole indicates that the highest gold grades in the composites are located in the wall rocks immediately adjacent to the quartz vein, rather than in the quartz veins themselves.

The Company’s observation that the wall rocks of the quartz veins hosts high grade gold could have major implications to the interpretation of the historic data from the mine. In most cases, the historic operator reported drill core and channel sample assay results for only intersections of quartz and rarely conducted sampling of the adjacent material. If there are important gold values in the adjacent wall rock, the historic sampling would have greatly underreported the gold grades of the mineralized veins.

A summary of the most significant assay composites from the Drillhole is presented in Table 1.

The Brunswick #1 Vein is close to the New Brunswick vertical mine shaft and three existing mine levels on the B1600, B1880, and B2300 levels. Historic exploration of the Brunswick #1 Vein was conducted by drifting on the B2300 level. The Brunswick #1 Vein is completely untested below the B2300 level. The Company has outlined an initial exploration target for the Brunswick #1 Vein with dimensions of 450 m down-dip and 323 m along strike. Details of the exploration target are discussed below and shown on the drawings included with this news release.

The Drillhole azimuth deviated significantly from the planned azimuth and therefore did not intersect the Idaho #1 Vein at depth as contemplated in the news release dated September 21st 2017. The target described in the September 21st 2017 news release remains untested and will be tested with future drilling.

Ben Mossman, CEO of Rise commented “This intercept at the Brunswick #1 Vein is a surprising event. The possibility that there could be very substantial gold mineralization in the developed upper levels of the mine is astonishing, especially considering that the Brunswick #1 Vein was one of the less important veins in the mine historically and that it is one of dozens of known veins at the Idaho-Maryland. The presence of high-grade gold values in the walls of the quartz veins was not expected based on historic documentation. This result highlights that despite the huge library of historic records and past mining of 2.4 million oz of gold, we know very little about the real potential of the Idaho-Maryland.”

Table 1 – Assay Composites for Drillhole B-17-01

Zone	From (m)	To (m)	Interval (m)	Est True Width (m)	Gold (gpt)
Brunswick #1 Vein Set	638.9	653.8	14.9	7.8	12.2
Including
HW Vein	638.9	640.4	1.5	0.8	3.2
Internal Waste	640.4	643.7	3.3	1.7	0.1
Center Vein	643.7	646.5	2.7	1.4	62.7
Internal Waste	646.5	652.4	5.9	3.1	0.2
FW Vein	652.4	653.8	1.4	0.7	2.9

Second Intercept	1111.6	1126.8	15.2	?	4.5
Including	1111.6	1113.6	2.0	?	31.4

Brunswick #1 Vein Intercept

The Brunswick #1 Vein (the “B1 Vein”) was mined extensively from surface to the B1600 level by historic operators. The B1600 level is at a vertical depth of ~488 m (1600 ft) below surface and the majority of the historic mining at the Brunswick Mine was conducted above this level. The historic operators completed exploration drifting on the B1 Vein on the B2300 level in the period from 1940-1942 and no further exploration was conducted after the forced mine shut-down during World War II.

The Drillhole intersected three sub-parallel quartz veins which are separated by andesite. The vein set, including two sections of internal waste, assayed an average grade of 12.2 gpt (0.36 oz / ton) gold over an estimated true width of 7.8 m (25.6 ft).   The Center Vein assayed 62.7 gpt (1.83 oz / ton) gold over an estimated true width of 1.4 m (4.6 ft). More drilling is required to determine if the Center Vein contains the bulk of the gold in the B1 Vein Set or if all three veins are of importance.

The Drillhole intersected the

B1 Vein 50 m vertically beneath the B1600 level. The location of the intercept implies the B1 Vein dips at approximately 45 degrees. This interpretation correlates with the historic drifting on the B1 Vein at the B2300 level. The dip of the B1 Vein below the B1600 level is shallower than that above the B1600 level which was typically ~70° dip. This change in the dip of the B1 Vein, from 70° to 45°, at or around the B1600 level, was noted and discussed in several historic mining documents.

Exploration drifting on the B1 Vein was completed on the B2300 level by the historic operator over a length of ~323 m (1075 ft). Drifting to the east was halted in mineralization in 1942 due to the forced WWII shutdown and work was never recommenced in the area. Drifting was conducted along a single quartz vein which was noted to contain “fair” to “high” gold values.

The first segment of the drift was reported to contain appreciable amounts of visible gold. The Geological Summary from April 1941 notes “2300L-1D has been the best showing of ore on the 2300 level. Nearly all of the 484 feet from the crosscut has contained narrow ore of good grade. The present face shows 23 inches of quartz and visible free gold”.

B1 Vein – Exploration Target

The Company has outlined an initial exploration target for the Brunswick #1 Vein with dimensions of 450 m down-dip and 323 m along strike. Given the estimated true width of the Drillhole intercept of the Center Vein of 1.7 m and the overall B1 Vein Set estimated true width of 7.8 m, this exploration target represents a substantial volume of potential mineralization to be tested. The historic operator used a density for mineralization of 2.7 tonnes / m3 (12 ft3 / ton).

The Company has based the strike length of the exploration target on the historic exploration drifting along B1 Vein on the B1600 and B2300 levels.

The Company has based the down-dip estimate of the exploration target on the modelled dip of the B1 vein of 45 degrees. The down-dip length of the B1 Vein between the B1600 and B2300 levels, where the historic operator conducted exploration drifting along the B1 Vein, is estimated at ~300 m. The Company projected the target below the known mineralization on the B2300 level by an additional 150 m.

The Company has prepared an estimate of surface exploration core drilling required to drill the B1 exploration target at a drill spacing of ~90 m x 90 m. Nineteen drillholes ranging from 585 m to 925 m in length would be required with total drilling of approx. 13,100 m. No permits or permissions are required to commence this exploration drilling.

Details of the exploration target are shown on the drawings included with this news release.

Second Intercept of Gold Mineralization

A second zone of mineralization was intercepted at a depth of approximately 930 m below surface and ~70 m above the B3280 level. The interval assayed 4.5 gpt gold over 15.2 meters, including 31.4 gpt gold over 2.0 meters. There is very little geological information available in this area and therefore the true width cannot be estimated. This mineralization may be related to the flatly dipping stockwork zones around the 60 Winze and 52 Vein area. Alternatively, it could represent the downdip projection of a Brunswick Vein. Additional drilling in this area is required to understand the importance of the mineralization discovered in this second intercept.

Gold Mineralization

Assay data from the Drillhole indicated that the highest gold grades in the composites are located in the wall rocks immediately adjacent to the quartz vein rather than in the quartz veins themselves. Several examples of this gold distribution were observed:

1)

The quartz of Brunswick #1 Vein “Center Vein” assayed 6.7 gpt gold over 1.2 m. The andesite immediately in the footwall of the quartz vein assayed 266 gpt gold over 0.6 m.

2)

The quartz of Brunswick #1 Vein “FW vein” assayed 2.2 gpt gold over 0.4 m. The andesite immediately in the hanging-wall of the quartz vein assayed 7.1 gpt gold over 0.3 m.

3)

Andesite with 2 quartz stringers showing visible gold in the Second Intercept assayed 0.7 gpt gold over 0.5 m. The andesite immediately adjacent assayed 40.6 gpt gold over 1.5 m.

Historic maps, reports, and detailed geological records do not reveal any information that indicate a substantial amount of the gold being located in the vein walls rather than in the quartz itself. The Company believes that the historic operators were almost exclusively focussed on gold hosted in quartz.

The Company’s observation that the andesite adjacent to the quartz veins hosts high-grade gold could have major implications to the interpretation of the historic data from the mine. In most cases the historic operator only reported drill core assay results for intersections of quartz and rarely conducted sampling of the adjacent material. Similarly, in many cases the historic operator only reported channel and face sampling assays for the quartz vein itself. If there are important gold values in the adjacent wall rock, the historic sampling would have greatly underreported the gold grades of the mineralized veins.

More drill testing and assay data is necessary to confirm if this style of gold distribution is common throughout the mineralized gold veins at the I-M Mine.

Quality Control and Assay Methods

Dr. Dirk Meckert, P.Geo,  the qualified person for the technical disclosure contained in this news release, has studied the drill core discussed in this news release, and has reviewed the analytical and quality control results.

Rise has implemented a quality control program for its drill program to ensure best practice in the sampling and analysis of the drill core. This includes the insertion of blind blanks, duplicates and certified standards. HQ and NQ sized drill core is saw cut with half of the drill core sampled at intervals based on geological criteria including lithology, visual mineralization, and alteration. The remaining half of the core is stored on-site at the Company’s warehouse in Grass Valley, California. Drill core samples are transported in sealed bags to ALS Minerals analytical assay lab in Reno, Nevada.

All gold assays were obtained using a method of screen fire assaying. The Idaho-Maryland Mine is known to contain ‘coarse’ gold, for which a screen fire assay is the best way to obtain a definitive result. This procedure involves screening a large pulverized sample of up to 1 kg at 100 microns. The entire oversize (including the disposable screen) is fire assayed as this contains the ‘coarse’ gold and a duplicate determination is made on the ‘minus’ 100 micron fraction. A calculation can then be made to determine the total weight of gold in the sample.  Any +100 micron material remaining on the screen is retained and analyzed in its entirety by fire assay with gravimetric finish and reported as the Au (+) fraction result. The –100 micron fraction is homogenized and two sub-samples of 50 grams are analyzed by fire assay with AAS finish. If the grade of the material exceeds 10 gpt the sample is re-assayed using a gravimetric finish. The average of the two results is taken and reported as the Au (-) fraction result. All three values are used in calculating the combined gold content of the plus and minus fractions.

BRUNSWICK #1 VEIN
X-SECTION B54 - LOOKING NW
SURFACE
DDH B-17-01 COLLAR
REF 5000N
12000 ft REL
11000 ft REL
10000 ft REL (SEA LEVEL)
9000 ft REL
45VN
19VN
16VN
1VN
32VN
14VN
6VN
4VN
10VN
31VN
28VN
B1100 LEVEL
B1600 LEVEL
B1880 LEVEL
B2300 LEVEL
B3280 LEVEL
6-3 FAULT
B2300L - 1 VN drift (offsection)
45°
PROJECTION OF B1 VEIN
DOWN DIP LENGTH
~450 m (1476 ft)
DDH B-17-01
NEW BRUNSWICK SHAFT
(OFF-SECTION)
DDH B-17-01
12.2 gpt Au / 14.9 m
(0.36 oz per ton / 48.9 ft)
7.8 m (25.5 ft) est true width
Including
62.7 gpt Au / 2.7 m
(1.83 oz per ton / 9.0 ft)
1.4 m (4.7 ft) est true width
DDH B-17-01
4.5 gpt Au / 15.2 m
(0.13 oz per ton / 50.0 ft)
true width unknown
Including
31.4 gpt Au / 2.0 m
(0.91 oz per ton / 6.5 ft)
true width unknown
SCALE
1000'
200m
FAULT
GOLD-QUARTZ VEIN
BRUNSWICK #1 VEIN
MINED STOPE
DRILL TARGET
RISE GOLD CORP
TITLE:
Brunswick #1 Vein
Cross Section
Drawn by: RISE
Date: 2018/01/01
File:
Scale: 1 inch = 200 feet
Approval:
Date:

BRUNSWICK #1 VEIN - LONGSECTION N50W - LOOKING NE

13000 ft REL
13000 ft REL
12000 ft REL
11000 ft REL
10000 ft REL
SURFACE
REF B-54
NEW BRUNSWICK SHAFT (OFF-SECTION)
DDH B-17-01 COLLAR
DDH B-17-01
B70L
B300L
B1100L
B1300L
B1450L
B1600 LEVEL
B1880L
B2300 LEVEL
B3280 LEVEL
6-3 FAULT (PROJECTED AT #1 VEIN)
STRIKE LENGTH 323 m (1060 ft)
VERTICAL DEPTH 318 m (1044 ft)
DOWN DIP LENGTH ~450 m (1476 ft)
2300L-1D has been the best showing of ore on the 2300 level. Nearly all of the 484 feet from the crosscut has contained narrow ore of good grade. The present face shows 23 inches of quartz and visible free gold
-April 1941
2300L-1D was suspended to permit diamond drilling and the first hole encountered a six foot vein, a few feet to the hanging wall from the 1 Vein.
-August 1941
2300L-1D halted for war's duration
-August 1942
DDH B-17-01
12.2 gpt Au / 14.9 m
(0.36 oz per ton / 48.9 ft)
7.8 m (25.5 ft) est true width
Including
62.7 gpt Au / 2.7 m
(1.83 oz per ton / 9.0 ft)
1.4 m (4.7 ft) est true width
DDH B-17-01
4.5 gpt Au / 15.2 m
(0.13 oz per ton / 50.0 ft)
true width unknown
Including
31.4 gpt Au / 2.0 m
(0.91 oz per ton / 6.5 ft)
true width unknown
60 WINZE
EMPIRE STATE
SCALE
1000'
200m
PROPOSED DRILLHOLE
FAULT
GOLD-QUARTZ VEIN
BRUNSWICK #1 VEIN
MINED STOPE
DRILL TARGET

RISE GOLD CORP

TITLE: Brunswick #1 Vein Longsection		
Drawn by: RISE	Scale: 1 inch = 200 feet	
Date: 2018/01/01	Approval:	Date:
File:

SCALE
1000'
200m
PROPOSED DRILLHOLE
FAULT
GOLD-QUARTZ VEIN
BRUNSWICK #1 VEIN
MINED STOPE
DRILL TARGET
DDH B-17-01
12.2 gpt Au / 14.9 m
(0.36 oz per ton / 48.9 ft)
7.8 m (25.5 ft) est true width
Including
62.7 gpt Au / 2.7 m
(1.83 oz per ton / 9.0 ft)
1.4 m (4.7 ft) est true width
NEW BRUNSWICK SHAFT
DDH B-17-01 COLLAR
LONGSECTION
SEC B-54
SEC B-54
6-3 FAULT PROJECTION AT B2300L
SURFACE LOT BOUNDRY
B1 VN PROJECTION AT B2300L
B1 VN PROJECTION AT B3280L
DDH B-17-01
4.5 gpt Au / 15.2 m
(0.13 oz per ton / 50.0 ft)
true width unknown
Including
31.4 gpt Au / 2.0 m
(0.91 oz per ton /6.5 ft)
true width unknown
DDH B-17-01
B70L
B300L
B1100L
B1300L
B1450L
B1600L
B1880L
B2300L
B3280L
N
E
W
S
8000 N
7000 N
6000 N
5000 N
4000 N
3000 N
2000 N
11000 E
12000 E
13000 E
14000 E
10000 E
9000 E
8000 E

RISE GOLD CORP

TITLE: *Brunswick #1 Vein*
Plan View

Drawn by: RISE
Date: 2018/01/01
File:
Scale: 1 inch = 200 feet
Approval:
Date:

About Rise Gold Corp

Rise is an exploration-stage mining company. The Company’s principal asset is the historic past producing Idaho-Maryland Gold Mine located in Nevada County, California, USA. The Idaho-Maryland Gold Mine is one of the United States’ greatest past producing gold mines with total past production of 2,414,000 oz of gold from 1866-1955. Rise is a US corporation incorporated in Nevada, USA and maintains its head office in Vancouver, British Columbia, Canada.

On behalf of the Board of Directors:

Benjamin Mossman

President, CEO and Director

Rise Gold Corp.

For further information, please contact:

RISE GOLD CORP

Suite 488, 1090 West Georgia Street

Vancouver, BC V6E 3V7

T: 604.260.4577

info@risegoldcorp.com

www.risegoldcorp.com

Dr. Dirk Meckert, P.Geo, is the Qualified Person responsible for the technical content of this news release. The CSE has not reviewed, approved or disapproved the contents of this news release.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of applicable securities laws. Forward-looking statements are frequently characterized by words such as “plan”, “expect”, “project”, “intend”, “believe”, “anticipate”, “estimate” and other similar words or statements that certain events or conditions “may” or “will” occur.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. Such forward-looking statements are subject to risks, uncertainties and assumptions related to certain factors including, without limitation, obtaining all necessary approvals, meeting expenditure and financing requirements, compliance with environmental regulations, title matters, operating hazards, metal prices, political and economic factors, competitive factors, general economic conditions, relationships with vendors and strategic partners, governmental regulation and supervision, seasonality, technological change, industry practices, and one-time events that may cause actual results, performance or developments to differ materially from those contained in the forward-looking statements.  Accordingly, readers should not place undue reliance on forward-looking statements and information contained in this release. Rise undertakes no obligation to update forward-looking statements or information except as required by law.